May 3, 2022 Delek US Holdings, Inc. First Quarter 2022 Earnings Call Exhibit 99.2

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; cost reductions; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; scheduled turnaround activity; Permian growth; emissions reductions; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; the attainment of certain regulatory benefits; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom, including cash flow stability from business model transition; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to realize cost reductions; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the ability to grow the Big Spring Gathering System; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of adjusted net income (loss), adjusted net income (loss) per share (“adjusted EPS”), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. Adjusted net income (loss), adjusted EPS, EBITDA and adjusted EBITDA should not be considered as alternatives to net income (loss), operating income (loss), cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Adjusted net income (loss), adjusted EPS, EBITDA and adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because adjusted net income (loss), adjusted EPS, EBITDA and adjusted EBITDA may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of adjusted net income (loss), adjusted EPS, EBITDA, adjusted EBITDA, and adjusted segment contribution margin to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. Net debt, calculated as long- term debt including both current and non-current portions (the most comparable GAAP measure) less cash and cash equivalents as of a specific balance sheet date, also a non-GAAP financial measure, is an important measure to monitor leverage and evaluate the balance sheet. Please see reconciliation of Net Debt to long-term debt on slide 5.

First Quarter 2022

- **Reported EPS of $0.09 and adjusted EPS of $0.58** (1)
  - Adjusted net income of $42.9 million and adjusted EBITDA of $172.8 million (1)
- **Completed $64 million share acquisition from the Icahn Group at $18.30/share, reducing shares outstanding by ~5%**
- **DKL's planned acquisition of 3Bear puts DK well on-track to achieve midstream EBITDA target of $365 - $395 million**(2)
- **Accelerating Permian Gathering activity provides growth opportunities and potential for attractive crude discounts**
- **Positioned to capture robust macro environment with no major turnaround activity planned in 2022**
- **Tyler, TX refinery transitioned from LIFO to FIFO inventory accounting methodology**
- **Maintained strong balance sheet with $854 million of cash as of March 31, 2022**

Positive Adjusted EBITDA(1) Growth Driven By Improving Refining Landscape


Adjusted EBITDA
Refining Adjusted Contribution Margin
$190.0
$90.0
-$10.0
$ millions
$12.6
$172.8
($3.9)
$152.9
1Q 2021
1Q 2022

Balance Sheet Flexibility


$880.0
$860.0
$840.0
$820.0
$800.0
$780.0
$760.0
$740.0
$ Millions
$785
$849
$808
$788
$794
$833
$831
$857
$854
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Consolidated Cash

(1) See slides 11, 12, 13, and 14 for a reconciliation of adjusted net income to net income, adjusted net income per share to net income per share, adjusted EBITDA to net income, contribution margin to adjusted segment contribution margin.
(2) Excluding intercompany eliminations

3

4 First Quarter 2022 • Strong financial position with $854 million of cash on the balance sheet • Cash flow from operating activities of approx. $27 million • Cash flow from operating activities (excluding working capital) of approx. $104 million • Working capital impacted cash flow by approx. $(77) million • Total investing activities of approx. $(30) million: • Financing activities of approx. $1 million • Includes $64 million share purchase (1) Numbers may not foot due to rounding

5 Capitalization • Delek US Consolidated at March 31, 2022 ◦ Cash of $854 million ◦ Net debt of $1.36 billion • Excluding Delek Logistics at March 31, 2022 ◦ Cash of $851 million ◦ Net debt of $456 million • Balance sheet provides financial flexibility • 3Bear acquisition expected to be funded primarily with existing credit facilities and debt financing ($ in millions)(1) March 31, 2022 12/31/2021 (2) Current Portion of Long-Term Debt $82 $92 Long-Term Debt $2,131 $2,126 Total Debt $2,213 $2,218 Cash $854 $857 Net Debt Delek US Consolidated $1,359 $1,361 Delek Logistics Total Debt $906 $899 Cash $3 $4 Net Debt Delek Logistics $903 $895 Delek US, excel. Delek Logistics Total Debt $1,307 $1,319 Cash $851 $853 Net Debt Delek US excluding DKL $456 $466 Net Debt to Cap Delek US Consolidated 43% 42% Net Debt to Cap (excluding DKL Debt) 33% 32% (1) Numbers may not foot due to rounding (2) Includes restatement for LIFO to FIFO accounting changes

6 Guidance 2Q22 Guidance Range ($ in millions) Low High Consolidated Operating Expenses $165 $175 Consolidated G&A $57 $62 Consolidated Depreciation and Amort. $65 $70 Net interest expense $35 $40 Total Crude Throughput 280,000 290,000

• 2022 spending guidance of approximately $250 to $260 million (excludes expected capital on 3Bear assets in 2H22) ◦ Growth capital focused toward: ▪ Permian Gathering business ▪ Retail new stores to industry • First Quarter 2022 capital expenditures were $33 million • 2021 includes the following projects: ◦ Krotz Springs Turnaround ▪ Completed in March 2021 ◦ El Dorado Turnaround ▪ Completed in late April 2021 ◦ Tyler Turnaround ▪ Completed December 2021 7 Capital Expenditure Year to Date March 31, 2022 2022 Forecast Refining: Regulatory $0.6 $12.9 Maintenance/reliability $13.0 $71.7 Discretionary/business development $0.7 $3.1 Refining segment total $14.3 $87.7 Logistics: Regulatory $2.1 $7.6 Maintenance/reliability $0.0 $6.0 Discretionary/business development $7.0 $59.0 Logistics segment total $9.1 $72.6 Retail: Regulatory $0.0 $0.0 Maintenance/reliability $0.8 $3.9 Discretionary/business development $2.2 $31.0 Retail segment total $3.0 $34.9 Other: Regulatory $0.8 $3.1 Maintenance/reliability $5.1 $28.2 Discretionary/business development $0.6 $25.8 Other total $6.5 $57.1 Total Capital expenditures $32.9 $252.3

8 (1) (2) (3)(1)(2)(3)(1)(2)(3)

9 (1) (2) (3)(1)(2)(3)(1)(2)(3)

Questions and Answers

11 Reconciliation of Net Income (Loss) attributable to Delek to Adjusted Net Income (Loss)

12 Reconciliation of U.S. GAAP Income (Loss) per share to Adjusted Net Income (Loss) per share: (1)Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) The adjustments have been tax effected using the estimated marginal tax rate, as applicable. (3) For periods of Adjusted net loss, Adjustments (Adjusting Items) and Adjusted net loss per share are presented using basic weighted average shares outstanding. (4) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section on page 7 of the Earnings Release..

13 Reconciliation of Net Income (Loss) attributable to Delek to Adjusted EBITDA (1) Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) See further discussion in the "Significant Transactions During the Quarter Impacting Results" section on page 7.

14 Reconciliation of U.S. GAAP Segment Contribution Margin to Adjusted Segment Contribution Margin (1) Adjusted to reflect the retrospective change in accounting policy from LIFO to FIFO for certain inventories. (2) Reflects the prior period conforming reclassification adjustment between operating expenses and general and administrative expenses.